               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 2004

                      NAVISTAR FINANCIAL 2000-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-62445-01                            36-7336966
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On April 15, 2004, Registrant made available the Monthly Servicer
          Certificates for the Period of March 2004 for the Navistar Financial
          2000-B Owner Trust, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c) See attached Exhibit 20.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2000-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  April 26, 2004                           By:/s/ Paul E. Martin
-----------------------                         --------------------------
                                                Paul E. Martin
                                                Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate #42, dated April 15, 2004

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                                   EXHIBIT 20
                    Navistar Financial 2000 - B Owner Trust
                          For the Month of March, 2004
                       Distribution Date of April 15, 2004
                            Servicer Certificate #42

Original Pool Amount                                            $764,710,097.53

Beginning Pool Balance                                           $72,100,879.95
Beginning Pool Factor                                                 0.0942852

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $9,507,942.78
     Interest Collected                                             $584,166.89

Additional Deposits:
     Repurchase Amounts                                                   $0.00
     Final Purchase of Receivables                               $65,805,798.05
     Liquidation Proceeds/Recoveries                                $291,006.91
Total Additional Deposits                                           $291,006.91

Repos/Chargeoffs                                                    $170,411.84
Aggregate Number of Notes Charged Off                                       171

Total Available Funds                                            $75,617,746.67

Ending Pool Balance                                                      ($0.00)
Ending Pool Factor                                                   (0.0000000)

Servicing Fee                                                        $60,084.07
  Memo:  Servicer will allocate $1,500.00 of Servicing
         Fee as Administration Fee
Repayment of Servicer Advances                                      $571,167.96

Memo Item - Reserve Account
     Prior Month Balance                                         $15,294,201.95
     Invest. Income                                                   $9,944.77
     Excess Serv.                                                 $3,047,755.52
     Transfer (to)/from Collections Account                               $0.00
     Beginning Balance                                           $18,351,902.24

Reserve Account:
     Beginning Balance  (see Memo Item)                          $18,351,902.24
     Target Percentage                                                    5.50%
     Target Balance                                                       $0.00
     Minimum Balance                                                      $0.00
     (Release)/Deposit                                          ($18,351,902.24)
     Ending Balance                                                       $0.00

Current Weighted Average APR:                                            9.732%
Current Weighted Average Remaining Term (months):                         15.21

Delinquencies                                                           Dollars     Notes
     Installments:                             1 - 30 days           871,123.94       682
                                               31 - 60 days          230,576.18       190
                                               60+  days             163,585.89        40

     Total:                                                        1,265,286.01       696

     Balances:                                 60+  days             717,684.93        40

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                                              Navistar Financial 2000 - B Owner Trust
                                                     For the Month of March, 2004

                                           TOTAL      CLASS A - 1      CLASS A - 2      CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount             $764,710,097.53  $140,000,000.00  $232,400,000.00  $184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                               0.00%            0.00%            0.00%          96.25%          3.75%
     Coupon                                               6.7300%          6.6600%          6.6700%         6.7800%        7.0300%

Beginning Pool Balance            $72,100,879.95
Ending Pool Balance                       ($0.00)

Collected Principal               $74,742,572.87
Collected Interest                   $584,166.89
Charge - Offs                        $170,411.84
Liquidation Proceeds/Recoveries      $291,006.91
Servicing                             $60,084.07
Cash Transfer from Reserve Acct            $0.00
Ttl Collections Avail for Debt Svc$75,557,662.60

Beginning Balance                 $72,100,879.98            $0.00            $0.00            $0.00  $64,146,628.10  $7,954,251.88

Interest Due                         $409,027.11            $0.00            $0.00            $0.00     $362,428.45     $46,598.66
Interest Paid                        $409,027.11            $0.00            $0.00            $0.00     $362,428.45     $46,598.66
Principal Due                     $72,100,879.98            $0.00            $0.00            $0.00  $64,146,628.10  $7,954,251.88
Principal Paid                    $72,100,879.98            $0.00            $0.00            $0.00  $64,146,628.10  $7,954,251.88

Ending Balance                             $0.00            $0.00            $0.00            $0.00           $0.00          $0.00
Note/Certificate Pool Factor
(Ending Balance/Original Pool Amt)                         0.0000           0.0000           0.0000          0.0000         0.0000
Total Distributions               $72,509,907.09            $0.00            $0.00            $0.00  $64,509,056.55  $8,000,850.54

Interest Shortfall                         $0.00            $0.00            $0.00            $0.00           $0.00          $0.00
Principal Shortfall                        $0.00            $0.00            $0.00            $0.00           $0.00          $0.00
     Total Shortfall                       $0.00            $0.00            $0.00            $0.00           $0.00          $0.00
       (required from Reserve)
Excess Servicing                   $3,047,755.52
     (see Memo Item - Reserve Acct)

Beginning Reserve Acct Balance    $18,351,902.24
(Release)/Draw                   ($18,351,902.24)
Ending Reserve Acct Balance                $0.00

1 Principal distributions will be paid in the following priority: First 100% to
Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A notes are repaid in full, then 100% to Class B notes.
2 Class A-1 Interest based on Actual Number of Days. Interest on other classes based on a 30-month.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
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Memo Item - Advances:
   Servicer Advances - Current Month      ($571,167.96)
   Total Outstanding Servicer Advances  $14,491,421.43
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                                              Navistar Financial 2000 - B Owner Trust
                                                    For the Month of March, 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                           5                  4                 3                2                 1
                                                      Nov-03             Dec-03            Jan-04           Feb-04            Mar-04

Beginning Pool Balance                        $96,943,722.52     $90,649,396.07    $83,549,636.97   $78,012,720.22    $72,100,879.95

A) Loss Trigger:
Principal of Contracts Charged Off               $135,727.64         $62,483.12       $165,472.69      $180,523.26       $170,411.84
Recoveries                                       $231,014.56        $127,917.46       $508,905.22      $295,930.49       $291,006.91

Total Charged Off (Months 5,4,3)                 $363,683.45
Total Recoveries (Months 3,2,1)                $1,095,842.62
Net Loss/(Recoveries) for 3 Mos                 ($732,159.17)(a)

Total Balance (Months 5,4,3)                 $271,142,755.56 (b)

Loss Ratio Annualized [(a/b)*(12)]                  -3.2403%

Trigger: Is Ratio > 1.5%                                  No

                                                      Jan-04             Feb-04            Mar-04
B) Delinquency Trigger:
     Balance delinquency 60+ days              $1,004,483.89        $989,115.88       $717,684.93
     As % of Beginning Pool Balance                 1.20226%           1.26789%          0.99539%
     Three Month Average                             1.1772%            1.1533%          1.15518%

Trigger: Is Average > 2.0%                                No

C) Noteholders Percent Trigger:                      0.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                            Yes

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